UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): February 1, 2011

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departures from Board of Directors

            R. B. Horton and V. R. Loucks, Jr. retired from the Board of Directors of Emerson Electric Co. (the “Company”), effective as of the election of Directors at the Company’s Annual Meeting of Stockholders on February 1, 2011 (the “Annual Meeting”).

2011 Stock Option Plan

            At the Annual Meeting, the Company’s stockholders approved the Emerson Electric Co. 2011 Stock Option Plan (the “Plan”). The text of the Plan, and the description of the Plan on pages 44-48 of the Company’s Proxy Statement dated December 10, 2010 (the “Proxy Statement”), which are listed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, are incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

            The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1:   The five Directors named in the Proxy Statement were elected by the stockholders, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
D. N. Farr	563,905,514	17,820,125	79,408,829
H. Green	558,848,599	22,877,040	79,408,829
C. A. Peters	574,435,271	7,290,368	79,408,829
J. W. Prueher	551,834,850	29,890,789	79,408,829
R. L. Ridgway	570,550,164	11,175,475	79,408,829

Proposal 2:   The performance measures under the Emerson Electric Co. 2006 Incentive Shares Plan were re-approved by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
553,168,603	24,534,119	4,022,917	79,408,829

Proposal 3:   The Emerson Electric Co. 2011 Stock Option Plan was approved by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
545,673,903	32,102,542	3,949,194	79,408,829

Proposal 4:   The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2011 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain
654,294,944	5,095,110	1,744,414

Proposal 5:   The Emerson Electric Co. executive compensation as described in the Proxy Statement was approved by the non-binding advisory votes of the stockholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
534,032,241	23,137,390	24,556,008	79,408,829

Proposal 6:   The frequency of future advisory votes on executive compensation (every one, two or three years) received the non-binding advisory votes of the stockholders set forth in the table below:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
237,668,933	9,750,492	325,576,021	8,730,193	79,408,829

            Based upon these results, the Board of Directors determined to hold an annual advisory vote on executive compensation.

Proposal 7:   The stockholder proposal requesting the issuance of a sustainability report as described in the Proxy Statement was not approved by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
176,190,640	346,453,987	59,081,012	79,408,829

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.       Description

10.1                   Emerson Electric Co. 2011 Stock Option Plan, incorporated by reference to Emerson Electric Co. 2011 Proxy Statement dated December 10, 2010, Appendix B.

10.2                   Description of the Emerson Electric Co. 2011 Stock Option Plan, incorporated by reference to pages 44-48 of the Emerson Electric Co. 2011 Proxy Statement dated December 10, 2010.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 4, 2011	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Emerson Electric Co. 2011 Stock Option Plan, incorporated by reference to Emerson Electric Co. 2011 Proxy Statement dated December 10, 2010, Appendix B.
10.2	Description of the Emerson Electric Co. 2011 Stock Option Plan, incorporated by reference to pages 44-48 of the Emerson Electric Co. 2011 Proxy Statement dated December 10, 2010.